                                                              EXHIBIT 10.14



                       AMENDMENT TO RESTATED AND AMENDED
                          LOAN AND SECURITY AGREEMENT

          This First Amendment to Restated and Amended Loan and Security Agreement ("AMENDMENT AGREEMENT") entered into as of August 15, 1996 by HELLER FINANCIAL, INC., a Delaware corporation ("LENDER") and SILVERLEAF VACATION CLUB, INC., a Texas corporation ("BORROWER").

                                   RECITALS:

         A. Lender and Borrower entered into that certain Loan and Security Agreement dated as of October 11, 1994 (the "Original Agreement").

         B. Pursuant to the terms and conditions of the Original Agreement, Lender made Borrower a $5,000,000 revolving receivables loan (the "Original Loan") secured by "Receivables Collateral" (as defined in the Original Agreement).

         C. On April 19, 1995 at Borrower's request, the Original Loan was modified and increased by an additional $5,000,000 (the "First Loan Increase") to $10,000,000.

         D. On December 27, 1995 Lender and Borrower modified the Original Loan Agreement ("Restated and Amended Loan") and increased the Original Loan to $15,000,000 and made Borrower a separate $4,000,000 revolving inventory loan.

         E. Borrower has requested that Lender (i) further modify, extend and increase the Restated and Amended Loan by an additional $10,000,000 to $25,000,000 (the "New Loan").

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby agree that the Restated and Amended Loan and Security Agreement of December
27, 1995 ("Restated Agreement") shall be amended in part as set forth below. All terms and conditions of the Restated Agreement not specifically amended by this Amendment Agreement shall remain in full force and effect and the new document as herein amended shall be known as the Second Restated and Amended Loan and Security Agreement.

         1. Amendments to the Restated Agreement shall be made as follows:

         SECTION 1.8 shall be amended in its entirety to read as follows:

                 "1.8 "Borrower": Silverleaf Vacation Club, Inc., a Texas corporation, formerly known as Ascension Resorts, Ltd., a Texas limited partnership, d/b/a Silverleaf Resorts, Ltd. and subject to the restrictions on merger, consolidation and assignment contained in the Documents, its successors and assigns."

         SECTION 1.10 shall be amended by replacing "... twelve (12) months..." with "twenty-four (24) months from the date of this Amendment Agreement or any amendment thereto".





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         SECTION 1.14 shall be amended by adding the following language:
"Commitment Fee for the New Loan shall be $100,000 payable by Borrower to Lender."

         SECTION 1.36 shall be amended by replacing "five (5) ..." with "seven
(7) ..."; and adding to the end "...or the date of any amendment to this Amendment Agreement."

         SECTION 1.37 shall be amended by replacing "Fifteen Million United States Dollars ($15,000,000)" with "Twenty-Five Million United States Dollars ($25,000,000)".

         SECTION 1.39A shall be added to the Restated Agreement as follows;

                 "1.39A "New Loan": shall mean the increase in the Loan to $25,000,000".

         SECTION 1.41 shall be amended in its entirety to read as follows:

                 "1.41 "Note"; the promissory note evidencing the Loan in the amount of $25,000,000 executed and delivered by Borrower to Lender concurrently herewith and attached as Exhibit D."

         SECTION 1.43 shall be amended to change the date from "one (1) year" to "two (2) years".

         SECTION 1.47 shall be amended to replace "one (1) year" to "two (2) years" in the first line.

         SECTION 1.56 shall be amended in its entirety to read as follows:

                 "1.56 "Revolving Receivables Loan": the $25,000,000 loan evidenced by the Note from Borrower in favor of Lender in the form of Exhibit D."

         SECTION 5.3 shall be amended by designating the first paragraph as "(a)" and by adding a new subparagraph "(b)" as follows:

                 "(b) Notwithstanding the provisions of Section 5.3(a) to the contrary, Borrower may make partial pre-payments of the Loan during the Borrowing Term in minimum tranches of $5,000,000 subject to the provisions of Section 5.7 in the event Borrower does not maintain the Note balance as stated in Section 5.7."

         SECTION 5.7 shall be added to the Restated Agreement in its entirety as follows:

                 "5.7 During each twelve (12) month period during the Borrowing Term, commencing with the date of this Amendment Agreement during which Borrower does not maintain an average outstanding balance of principal on the Note of at least $15,000,000, Borrower will pay to Lender, on or before ten
                 (10) days after notice given after the end of each twelve (12) month period, an amount equal to





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
                 two percent (2%) of the difference between $15,000,000 and the average balance of the Loan during the last concluded twelve
                 (12) month period."

         SECTION 6.14(a) shall be amended to add the following to the first sentence: "... and Borrower shall pay an additional $100,000 Commitment Fee to Lender for the New Loan at the time of the next Advance after the date of this Amendment Agreement but no later than August 15, 1996. Borrower authorizes Lender to advance such sum to itself from the first Advance."

         SECTION 6.14(b) shall be amended to add the following to the end of the paragraph: "... and such attorneys fees and costs rendered in connection with the New Loan."

         SECTION 6.22 shall be a new section added to the Restated Agreement in its entirety as follows:

                 "6.22 Borrower may increase the Borrowing Term for an additional twelve (12) months upon delivering to Lender (i) a written request for such extension delivered no more than ninety (90) days and no less than thirty (30) days from the expiration of the Borrowing Term, and (ii) an extension fee in the amount of $125,000 in good funds, provided that there exists no Event of Default and Lender has the approval of its Credit Committee, acting in its sole discretion."

         2.      Schedule 1 will be amended in its entirety as set forth on
SCHEDULE 1 to this Amendment Agreement.

         3. The Note evidencing the Loan in the principal amount of $25,000,000 as attached to this Amendment Agreement as EXHIBIT "A" shall be executed by Borrower and delivered by Lender.

         4. The Environmental Certificate with Representations, Covenants and Warranties ("Environmental Warranty") effective December 22, 1995 shall be amended to state that the maximum principal amount of the Loan shall be $25,000,000 and the Environmental Warranty is hereby restated, confirmed with all force and effect as of the date of this Amendment Agreement.

         5. Borrower represents and warrants unto the Lender that: (i) the Note, Second Restated Amended Loan and Security Agreement and all other Loan Documents are valid and binding obligations of Borrower, enforceable in accordance with their respective terms; (ii) no payment of interest which has been made to Lender nor contracted to be made to Lender has resulted in the computation or earning of interest in excess of the maximum lawful rate; and
(iii) no oral representations, statements or inducements have been made by Lender with respect to the Loan or this Amendment Agreement.

         6. The Note, Loan Agreement and other Loan Documents (including any and all modifications or amendments thereto) are hereby ratified, confirmed and approved in all respects by Borrower.





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
         7. Except as amended by this Amendment Agreement (and as heretofore amended, if such is the case), all of the terms and conditions of the Restated and Amended Loan and Security Agreement shall be unmodified and shall remain in full force and effect.

         8. This Amendment Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         9. The invalidity, illegality, or unenforceability of any provision of this Amendment Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment Agreement, and to this end, the provisions of this Agreement are declared to be severable.

         10. This Amendment Agreement shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the Borrower and Lender.

                                           LENDER:

                                           HELLER FINANCIAL, INC.,
                                           a Delaware corporation


                                           By:  /s/  DAWN GRATON
                                              ------------------------------
                                           Its: Assistant Vice President
                                               -----------------------------

                                           BORROWER:

                                           SILVERLEAF VACATION CLUB, INC.,
                                           a Texas corporation


                                           By:  /s/  ROBERT E. MEAD
                                              ------------------------------
                                           Its: Chief Executive officer
                                               -----------------------------




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
                                 SCHEDULE 1 TO

                       AMENDMENT TO RESTATED AND AMENDED

                          LOAN AND SECURITY AGREEMENT

         The Prepayment Premium at any time after the second year from the date of the Note shall be equal to a percentage of the then unpaid principal amount being prepaid, which percentage shall be determined as follows:


                   Year After Date                Percentage of
                       of Note                     Prepayment
                       -------                     ----------
                       Third                           3
                       Fourth                          2
                       Fifth                           1
                       thereafter                      0


         The Third Year shall be the period of time commencing on the date which is two years after the date of the Note and expiring twelve months (12) months thereafter. The Fourth Year begins upon the expiration of the Third Year. Each succeeding year thereafter shall be for a period of twelve months, with the Fifth Year terminating 60 months from the date of the Note.

         Notwithstanding anything herein to the contrary, Borrower's right to prepay this Loan in the initial 24 months after the date of the Note is subject to the terms and conditions set forth in Sections 5.3 and 5.7 of the first Amendment to Restated and Amended Loan and Security Agreement.





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
LOAN NO.                                                           EXHIBIT  "A"
        --------
                          CONSOLIDATED PROMISSORY NOTE

$25,000,000.00                                               August        1996
                                                                    ------,

                                   RECITALS:

         A. On October 11, 1994, HELLER FINANCIAL, INC. , a Delaware corporation ("Holder"), made a $5,000,000 loan (the "Loan") to ASCENSION RESORTS, LTD., a Texas limited partnership, d/b/a SILVERLEAF RESORTS, LTD., now known as SILVERLEAF VACATION CLUB, INC., a Texas corporation ("Maker"), which Loan is evidenced by that certain Promissory Note (the "Original Note") dated October 11, 1994 from Maker in favor of Holder, in the original principal amount of $5,000,000, maturing on November 1, 1999 (the "Original Maturity Date").

         B. On April 19, 1995, at Maker's request, the Original Loan was modified and increased to $10,000,000 by an additional $5,000,000 loan (the "First Loan Increase") from Holder pursuant to that certain Loan and Modification Agreement dated April 19, 1995 between Maker and Holder.

         C. On Maker's request, Holder (i) extended the Maturity Date of the First Loan Increase, and (ii) increased the Original Loan to $15,000,000 by loaning Maker an additional $5,000,000 (the "Second Loan Increase").

         D. Maker has requested that Holder consolidate the First Loan Increase and the Second Loan Increase and obtain an additional increase of $10,000,000 ("Additional Loan") for a consolidated loan of $25,000,000 on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises, the First Loan Increase, the Second Loan Increase and the Additional Loan are hereby consolidated and amended as hereinafter provided.

1.       PROMISE TO PAY.

         FOR VALUE RECEIVED, SILVERLEAF VACATION CLUB, INC., a Texas corporation ("Maker"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of TWENTY-FIVE MILLION and 00/100 Dollars ($25,000,000.00), together with all other amounts added thereto (the "Loan") pursuant to this Note or otherwise payable to Holder pursuant to that certain Restated and Amended Loan and Security Agreement dated December 27, 1995 as restated and amended by that certain Amendment to Restated and Amended Loan and Security Agreement dated August_, 1996, between Maker and Holder, as the same may be further amended, modified or supplemented from time to time (the "Loan Agreement") or any Document, as defined therein, (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made in money of the United States of America. Payments shall be made in immediately available funds to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

         This Note is executed and subject to the terms and conditions of the Loan Agreement and any other Documents evidencing or securing the Loan and executed in connection therewith and any modification, renewal and extension thereof and evidences Advances of the Loan. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

2.       PRINCIPAL AND INTEREST.

         So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to four and three-quarters percent (4.75%) plus the Base Rate (the aggregate rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each business day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

3.       PAYMENT.

         Commencing on the first day of August 1996, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

         The Additional Loan shall be due and payable on or before August 1, 2003, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "MATURITY DATE").

4.       PREPAYMENT.

         Maker may prepay the Loan in full at any time after the second year from the date of this Note, provided Maker gives Holder at least thirty (30) days prior written notice and pays to Holder a prepayment premium in an amount equal to the corresponding percentage of principal prepaid:


                  Loan Year                      Percentage
                  ---------                      ----------
                  Third                          Three percent (3%)
                  Fourth                         Two percent (2%)
                  Fifth                          One percent (1%)


         At any time after the Fifth Loan Year, Maker may prepay the Loan in full at any time without premium. "LOAN YEAR" shall mean the period from the date hereof through the last day of the same month in the following year and thereafter each successive twelve (12) month period.

         Notwithstanding the above provisions to the contrary, Borrower may make partial prepayments of the Loan during the Borrowing Term (the twenty-four(24) month period after the date of this Note) in minimum tranches of $5,000,000, subject to the provisions of the immediately





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
succeeding paragraph in the event Borrower does not maintain the Note balance as stated in the paragraph immediately below.

         During each twelve (12) month period of the Borrowing Term commencing on the date of this Note during which Borrower does not maintain an average outstanding balance of principal on this Note of at least $15,000,000, Borrower will pay to Lender, on or before ten (10) days after notice given after the end of each twelve (12) month period, an amount equal to two percent (2%) of the difference between $15,000,000 and the average balance of the Loan during the last concluded twelve (12) month period.

         In the event Holder declares the Loan immediately due and payable at a time when a prepayment premium would be due, such prepayment premium shall be paid upon any tender of payment at any time or upon foreclosure of the Collateral.

5.       DEFAULT.

         5.1 Events of Default. Any of the following shall constitute an "EVENT OF DEFAULT" under this Note: (a) failure to pay any amounts owed pursuant to this Note within five (5) days of the date written notice has been sent to Maker after the due date; or (b) the occurrence of any default under any of the other Documents, after giving effect to any applicable grace or cure period.

         5.2     Remedies. So long as an Event of Default remains outstanding:
(a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum; (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under this Note and the other Documents. Holder's rights, remedies and powers, as provided in this Note and the other Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

         If any attorney is engaged: (i) to collect the Loan or any sums due under the Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Security Documents or any of the Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Security Documents or any of the Documents including post judgment proceedings to enforce any judgment related to the Security Documents; or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.





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
6.       LATE CHARGE.

         If payments of principal and/or interest, or any other amounts under the other Documents are not timely made or remain overdue for a period of five
(5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("LATE CHARGE") equal to four percent (4%) of each delinquent payment.

7.       GOVERNING LAW; SEVERABILITY.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.       WAIVER.

         Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors and assigns, legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.       SECURITY, APPLICATION OF PAYMENTS.

         This Note is secured by the liens, encumbrances and obligations created hereby and by the other Documents and the terms and provisions of the other Documents are hereby incorporated herein. Payments will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.      MISCELLANEOUS.

         10.1 Amendments. This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder.

         10.2 Lawful Rate of Interest. In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever,





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
fulfillment of any provision of this Note and the other Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("EXCESS INTEREST"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

         10.3 Captions. The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         10.4 Notices. Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

         10.5 Joint and Several. The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

         10.6 Time of Essence. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.      SALE OF LOAN.

         Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan.

12.      VENUE.

         MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED THAT A COPY OF SUCH PROCESS BE DELIVERED TO BORROWER PURSUANT TO THE PROVISIONS OF SECTION 8.5 OF THE LOAN AND SECURITY AGREEMENT OF EVEN DATE HEREWITH. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER





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
HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.      JURY TRIAL WAIVER.

         MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                            MAKER:

                                            SILVERLEAF VACATION CLUB, INC.
                                            a Texas corporation


                                            By:
                                               ---------------------------
                                                Robert Mead, President




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